Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Brandon Mintz, Chief Executive Officer of Bitcoin Depot Inc. (the “Company”), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the period ended September 30, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 13, 2025

	By:	/s/ Brandon Mintz
Brandon Mintz
Chief Executive Officer
(Principal Executive Officer)